UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2023

BLACK MOUNTAIN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40907	86-2013849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Houston Street, Suite 400 Fort Worth, TX	76102
(Address of principal executive offices)	(zip code)

(817) 698-9901

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and three quarters of one warrant	BMAC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	BMAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock	BMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Postponement of Special Meeting

On October 24, 2023, Black Mountain Acquisition Corp.’s (the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) for a special meeting of its stockholders (the “Special Meeting”) to approve, among other things, a proposal to amend the Company’s second amended and restated certificate of incorporation (the “Charter”) to allow the Company’s board of directors, without another stockholder vote, to elect to extend the date by which the Company has to consummate an initial business combination by up to six times for an additional one month each time (or until May 18, 2024) without depositing additional funds in the Trust Account (as defined below) (such proposal, the “Extension Amendment Proposal” and, together with all other proposals to be voted on at the Special Meeting, the “Proposals”). The Proxy Statement was mailed to the Company’s stockholders of record as of October 20, 2023 on or about October 23, 2023.

On November 8, 2023, the Company postponed the Special Meeting, which was originally scheduled to be held virtually on November 14, 2023, at 12:00 p.m., Eastern Time, and will now hold the Special Meeting virtually on November 17, 2023, at 10:00 a.m., Eastern Time.

Extension of Redemption Deadline

In connection with the postponement of the Special Meeting, the Company is extending the deadline for holders of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), initially sold as part of the units in the Company’s initial public offering (the “Public Stock”) to exercise their right to redeem their shares for their pro rata portion of the funds available in the trust account established in connection with the Company’s initial public offering (the “Trust Account”), or to withdraw any previously delivered demand for redemption, to 5:00 p.m., Eastern time, on November 15, 2023 (two business days before the Special Meeting). Stockholders who wish to withdraw redemptions should contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, by email at spacredemptions@continentalstock.com.

If stockholders have any questions on any matter in connection with the Special Meeting, please call the Company’s proxy solicitor, Morrow Sodali LLC at (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or email at BMAC.info@investor.morrowsodali.com.

Form of Non-Redemption Agreement

In connection with the Special Meeting, the Company and Black Mountain Sponsor LLC (the “Sponsor”) intend to enter into one or more agreements (the “Non-Redemption Agreements”) with one or more stockholders pursuant to which, if such stockholders do not redeem (or validly rescind any redemption requests on) their shares (the “Non-Redeemed Shares”) of Public Stock in connection with the Special Meeting, the Sponsor will agree to transfer to such investors shares of Class A Common Stock initially purchased in a private placement prior to the Company’s initial public offering (the “Founder Shares”) held by the Sponsor immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Special Meeting. The Founder Shares are not entitled to receive funds from the Trust Account through redemptions or otherwise and will remain subject to the existing transfer restrictions. The aggregate number of Non-Redeemed Shares and aggregate number of Founder Shares to be transferred by the Sponsor are not yet known at this time.

The Non-Redemption Agreements are not expected to increase the likelihood that the Proposals are approved by stockholders but is expected to increase the amount of funds that remain in the Trust Account following the Special Meeting.

As of November 8, 2023, the redemption price per share was approximately $10.63, based on the aggregate amount on deposit in the Trust Account of approximately $52,552,184.80 (net of interest expected to be released to the Company to pay taxes), divided by the total number of shares of outstanding Public Stock.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

The foregoing description of the Non-Redemption Agreements is qualified in its entirety by reference to the full text of the form of Non-Redemption Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to proposals voted on at the Special Meeting. Information regarding the Company’s directors and executive officers and a description of their interests in the Company is contained in the Proxy Statement and the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, which are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Black Mountain Acquisition Corp., 425 Houston Street, Suite 400, Fort Worth, Texas 76102.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (“Securities Act”).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequently filed Quarterly Reports on Form 10-Q and the Proxy Statement. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the proposals to be voted on at the Special Meeting. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, BMAC.info@investor.morrowsodali.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Non-Redemption Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2023

BLACK MOUNTAIN ACQUISITION CORP.

By:	/s/ Jacob Smith
Name:	Jacob Smith
Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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